LETTER OF CREDIT REIMBURSEMENT AGREEMENT


                                     BETWEEN


                        IMAGING TECHNOLOGIES CORPORATION


                                       AND


                            AMERICAN INDUSTRIES, INC.


                          DATED AS OF NOVEMBER 13,1998


                                   $1,500,000



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                    LETTER OF CREDIT REIMBURSEMENT AGREEMENT


         This Letter of Credit Reimbursement Agreement (the "Agreement"), dated as of November 13, 1998, is between IMAGING TECHNOLOGIES CORPORATION, a Delaware corporation doing business as "ITEC" and "IMATECH" at 11031 Via Frontera, San Diego, California 92127 ("Borrower"), and AMERICAN INDUSTRIES, INC. doing business at 1750 NW Front Avenue, Suite 106, Portland, Oregon 97209 ("Lender").

                                    PREAMBLE

         A. Borrower has requested that Lender make available to Borrower on a revolving basis one or more commercial and irrevocable standby letters of credit (individually, a "Letter of Credit" and collectively, the "Letters of Credit") issued by U.S. Bank National Association (the "Bank") in an aggregate principal amount not to exceed the sum of $1,500,000 (the "Commitment"). Forms of Bank's commercial and standby Letters of Credit are attached to this Agreement as Exhibit A-1 and Exhibit A-2. To induce Lender to enter into this accommodation, Borrower has issued to Lender warrants to purchase 150,000 shares of Borrower's common stock at $1.28/share (the "Warrants").

         B. To accommodate Borrower, Lender has entered into a Continuing Agreement for Commercial Letters of Credit and a Continuing Agreement for Irrevocable Standby Letters of Credit with Bank, each dated November 13, 1998, copies of which are attached to this Agreement as Exhibit B- I and Exhibit B-2 (the "Bank Agreements").

         C. Lender has agreed to make Letters of Credit available to Borrower on the terms and subject to the conditions set forth below.


                              TERMS AND CONDITIONS

                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.1 Definition of Terms. The terms defined in this Agreement are set forth below.

                  "Accounts" means accounts, contract rights, instruments, documents, chattel paper and all other forms of obligations owing to a Person, including those arising out of the sale or lease of goods, whether or not earned by performance, and any and all credit insurance, guaranties and other security, as well as all merchandise returned to or reclaimed.

                  "Agreement"   means  this   Letter  of  Credit   Reimbursement
Agreement.

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                  "Available  Amount"  means the amount by which the  Commitment exceeds the sum of (a) the maximum amount available to be drawn at any time under all outstanding Letters of Credit plus (b) the amount of all unreimbursed Draws, provided that the number is a positive number.

                  "Bank" has the meaning assigned to that term in Paragraph A of the Preamble of this Agreement.

                  "Borrower's Books" means all of Borrower's books and records (including minute books and ledgers) indicating, summarizing, evidencing or relating to the Collateral; and all computer programs, disk or tape files, printouts, runs and other computer prepared information and the equipment containing such information.

                  "Business Day" means any day other than a Saturday, a Sunday, a day on which Banking institutions in the state of Oregon or California are closed as authorized or obligated by law or administrative order, or a day on which the New York Stock Exchange is closed.

                  "Claims" has the meaning assigned to that term in Section 7.5(c) of this Agreement.

                  "Collateral" means all goods purchased under any Letter of Credit, whether now in existence or arising or created at any time in the future, wherever they may be located, including: (a) equipment and fixtures; (b) inventory, whether held for sale or lease or to be furnished under a contract of service, including raw materials, work in process, finished goods; (c) goods held for use or consumption; (d) packing and shipping materials; and (e) all Accounts and General Intangibles arising therefrom and all other products and proceeds thereof, and any Negotiable Collateral or other documents of title representing any of the above, and all of Borrower's Books.

                  "Commitment"   has  the  meaning  assigned  to  that  term  in
Paragraph A of the Preamble of this Agreement.

                  "Credit Termination Date" means October 30, 1999.

                  "Default Rate" means ten percent (10%) per annum. If the Default Rate at any time exceeds the rate permitted by law, the Default Rate will be automatically reduced to the maximum rate permitted by law.

                  "Deposit  Deadline"  has the meaning  assigned to that term in
Section 2.3 of this Agreement.

                  "Draw" means any draw under a Letter of Credit.

                  "Event of Default"  has the  meaning  assigned to that term in
Section 6.1 of this Agreement.

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                  "Final  Judgment"  means an order  or  judgment  that has been entered by a court and that has not been revised, stayed, modified or amended and as to which the time to appeal, petition for certiari, or seek re-argument or rehearing has expired.

                  "General Intangibles" means general intangibles and other personal property (including any and all choses or things in action, goodwill, patents, trade names, trademarks, licenses, permits, blueprints, drawings, purchase orders, customer lists, computer programs, computer disks, computer tapes, literature, reports, catalogs, deposit accounts, Tax refunds, life insurance and other insurance policies).

                  "including" is not in any way limiting.

                  "Indebtedness" means all sums for which Borrower may now or at anytime in the future be indebted or obligated to Lender under this Agreement, including principal, interest, costs of collection, attorney and paralegal fees and any other expenses of Lender which Borrower is obligated to pay under this Agreement, whether such amounts are due or not and whether the obligation to pay such amounts is direct or indirect, absolute or contingent, joint or several. "Indebtedness" includes the Reimbursement Obligations and also includes all other obligations, covenants and duties owing by Borrower to Lender of any kind and description under this Agreement and under the Related Documents.

                  "Letters of Credit" has the meaning assigned to that term in Paragraph A of the Preamble of this Agreement.

                  "Negotiable Collateral" has the meaning assigned to that term in Section 2.13 of this Agreement.

                  "Permitted Encumbrances" has the meaning assigned to that term in Section 4.9 of this Agreement.

                  "Permitted Substances" has the meaning assigned to that term in Section 4.7 of this Agreement.

                  "Person" means an individual or a corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, government (or an agency or political subdivision thereof), or any entity of any kind.

                  "Prime Rate" means the variable rate of interest used in the pricing of loans which is publicly announced from time to time as Bank's "Prime Rate," which Borrower acknowledges is one of Bank's index rates and may not be the lowest rate at which Bank calculates interest or extends credit.

                  "Reimbursement Obligations" has the meaning assigned to that term in Section 2.4 of this Agreement.

                  "Related   Documents"   means   all   agreements,    opinions,
instruments, and documents relating to this Agreement, the Bank Agreements and to the Letters of Credit.

                  "Special Account" means Account No. 1536-9086-8671 at Bank's Main Portland, Oregon branch.

                  "Taxes" means any present or future taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever, now or hereafter imposed, levied, collected, withheld or assessed by any governmental entity (or by any political subdivision or taxing authority thereof or therein).

                  "Warrants" has the meaning assigned to that term in Paragraph A of the Preamble of this Agreement.

         SECTION 1.2 Singular and Plural Forms. The meanings of the terms defined in Section 1.1 of this Agreement will be equally applicable to both the singular and plural forms of such terms.

         SECTION 1.3 Amendments to Documents. All references in this Agreement to this Agreement and to the Related Documents will also be considered references to any amendments, supplements or replacements to those agreements and documents.


                                    ARTICLE 2
                    AMOUNT AND TERMS OF THE LETTERS OF CREDIT

         SECTION 2.1 The Letters of Credit. In consideration of Borrower's delivery of the Warrants to Lender, Lender agrees to use commercially reasonable efforts to cause Bank to issue and deliver one or more Letters of Credit on behalf of Borrower. The aggregate amount of (a) the maximum amount available to be drawn under all Letters of Credit outstanding at any time, plus (b) all unreimbursed Draws, will not at any time exceed the Commitment. No new Credits will be issued after July 31, 1999. All Letters of Credit will expire on or before the Credit Termination Date.

         SECTION 2.2 Fees. Borrower will pay to Bank the following fees:

                  (a) A Letter of Credit fee equal to the amount of the fee charged by Bank to Lender under the Bank Agreements. Such fees will be payable in advance of and as a condition precedent to the issuance of each Letter of Credit.

                  (b) A draw fee equal to the amount of the draw fee charged by Bank to Lender under the Bank Agreements, plus reasonable costs and expenses related to such Draw.

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                  (c) Upon each  transfer of the Letter of Credit in  accordance with its terms, a transfer fee equal to the amount of the transfer fee charged by Bank to Lender under the Bank Agreements.

                  (d) Upon each amendment of the Letter of Credit, an amendment fee equal to the amount of the amendment fee charged by Bank to Lender under the Bank Agreements.

                  (e) Any other fees due and owing under the Bank Agreements.

         SECTION 2.3 Payment. Immediately upon Borrower's receipt of oral or written notice from Bank as to the amount of a Draw received by Bank under a Letter of Credit, Borrower will deposit into the Special Account, in immediately available Portland, Oregon funds, the full amount of that Draw together with all fees and other costs payable in connection with that Draw (the "Deposit"). Borrower will make the Deposit into the Special Account by wire transfer as follows:

                  U.S. Bank National Association
                  ABA No. 123 000 220
                  Re: American Industries, Inc./ITEC Special Account Account No. 1536-9086-8671
                  Contact:  Janis Coppola at (503) 275-5930
                            Richard Ferguson at (503) 275-6354

If Borrower fails to make any Deposit with respect to a Draw by 12 noon on the date Bank pays that Draw (the "Deposit Deadline"), all of Borrower's rights under this Agreement and under the Bank Agreements will terminate immediately.

         SECTION 2.4 Reimbursement. If at any time and for any reason Lender becomes liable to Bank under the Bank Agreements, Borrower will, without notice or demand, immediately reimburse Lender for any and all amounts owing by Lender to Bank under the Bank Agreements, including all Draws under the Letters of Credit and for all fees payable pursuant to Section 2.2 above (collectively, the "Reimbursement Obligations"). Borrower will reimburse Lender for the Reimbursement Obligations and for any other amounts payable under this Agreement on demand. No payment by Borrower to Lender under this Section 2.4 will in any way cure Borrower's default under Section 2.2 or under Section 2.3 unless Lender delivers a written waiver of that default to Bank and to Borrower in the manner specified in Section 7.2 below.

         SECTION 2.5 Interest on Reimbursement Obligations.

                  (a) If Bank receives from Borrower the Deposit with respect to a Draw by the Deposit Deadline for that Draw, no interest will accrue on that Draw.

                  (b) Notwithstanding the interest rate specified in the Bank Agreements or in any agreement between Bank and Lender, if Bank does not receive the Deposit from Borrower by the Deposit Deadline, each such Draw will bear interest at the Default Rate from the Deposit Deadline until Borrower pays the Deposit, together with all accrued interest, as specified in Section 2.6 below. Interest will be payable on demand by Lender.

         SECTION 2.6 Payments and Computations. All payments by Borrower to Lender under this Agreement will be made in lawful currency of the United States of America and in immediately available funds to Lender's operating account at Bank as follows:

                  U.S. Bank National Association
                  ABA No. 123 000 220
                  Re: American Industries, Inc. Operating Account, Account No. 1536-0337-3520
                  Contact:  Janis Coppola at (503) 275-5930
                            Richard Ferguson at (503) 275-6354

or at such other location in the United States as Lender may specify by written notice to Borrower. Computations of the Prime Rate, the Default Rate, and any fees or commissions under this Agreement will be made by Lender on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed. Whenever any payment to be made under this Agreement is stated to be due on a day that is not a Business Day, such payment will be made on the next succeeding Business Day, and such extension of time will in such case be included in the computation of interest, fees or commissions, as the case may be.

         SECTION 2.7 Increased Costs. If any law or regulation, or any change in any law or regulation or in any interpretation of any law or regulation, or any ruling, decree, judgment, guideline or directive (including any imposed by the Board of Governors of the Federal Reserve System), by any regulatory body, court, central bank or administrative or government authority charged or claiming to be charged with the administration of such law or regulation (including a request or requirement that affects the manner in which Bank allocates capital resources to its commitments, including its obligations under the Bank Agreement), occurs and the result is to increase the costs to Lender under the Bank Agreements in any way, then Borrower will, upon receipt of written notice to Borrower from Lender, promptly pay to Bank or to Lender all such additional amounts necessary to compensate Lender for all such increased costs.

         SECTION 2.8 No Reduction by Taxes, Setoffs and Counterclaims. All payments by Borrower under this Agreement will be made free and clear of, and without reduction for or on account of, set-off or counterclaim. In addition, all payments made by Borrower under this Agreement will be made free and clear of, and without reduction for or on account of, Taxes. If any Taxes are required to be withheld from any amounts payable to Bank or Lender under this Agreement, the amounts so payable to Bank or Lender will be increased to the extent necessary to yield to Bank and Lender (after payment of all Taxes) the full amount of all interest and other sums payable under this Agreement at the rates or in the amounts specified in this Agreement.

         SECTION 2.9 Evidence of Debt. Lender will maintain, in accordance with its usual practice, an account or accounts evidencing the Reimbursement Obligations of Borrower resulting from each Draw under the Letter of Credit and the amounts of principal, interest and fees payable and paid from time to time under this Agreement. In any legal action or proceeding in connection with this Agreement, the entries made in such account or accounts will be conclusive evidence of the existence and amounts of the Reimbursement Obligations of Borrower recorded in such account or accounts, absent manifest error by Lender.

         SECTION 2.10 Obligations Absolute. The payment obligations of Borrower under this Agreement are absolute, unconditional and irrevocable, and will be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following circumstances:

                  (a) Any lack of validity or enforceability of all or any of the Letters of Credit or any of the other Related Documents;

                  (b) Any amendment or waiver of, or any consent to departure from, any of the ten- ns and conditions of all or any of the Letters of Credit or any of the other Related Documents;

                  (c) The existence of any claim, set-off, defense or other rights that Borrower may have at any time against any beneficiary of a Letter of Credit, any transferee of a Letter of Credit (or any Person for whom or for which any such beneficiary, or any such transferee may be acting), Lender, Bank or any other Person, whether in connection with this Agreement, the Related Documents or any unrelated transaction;

                  (d) Any certificate, statement or any other document presented under all or any of the Letters of Credit proves to be forged, fraudulent, invalid or insufficient in any respect, or any statement in such document proves to be untrue or inaccurate in any respect;

                  (e) Payment by Bank under any Letter of Credit against presentation by any Person of a draft or certificate that does not comply with the terms of that Letter of Credit; or

                  (f) Any other circumstances or happening whatsoever, whether or not similar to any of the preceding.

         SECTION 2.13 Grant of Purchase Money Security Interest. To secure prompt repayment of any and all Indebtedness, Borrower hereby grants to Lender a continuing security interest in all presently existing Collateral and all Collateral arising or acquired at any time in the future, and in all proceeds of every nature whatsoever. Lender's security interest in the Collateral will attach to all Collateral without further action on the part of Lender or Borrower. In the event that any Collateral, including proceeds, is evidenced by or consists of a letter of credit, advice of credit, instrument, money, negotiable documents, chattel paper or similar property (the "Negotiable Collateral"), Borrower will immediately upon receipt of any Negotiable Collateral, endorse and assign such Negotiable Collateral over to Lender and deliver actual physical possession of the Negotiable Collateral to Borrower. THIS IS A PURCHASE MONEY SECURITY INTEREST; consequently, notwithstanding any other agreement or understanding between Borrower and Lender, whether now in existence or arising or created at any time in the future, the Collateral secures only the Indebtedness and does not secure any other obligation or indebtedness of Borrower to Lender. Borrower expressly authorizes and directs Lender to give any and all notices to Borrower's other creditors that are necessary to ensure that Lender has a purchase money security interest in the Collateral from time to time without further notice to or consent of Borrower.


                                    ARTICLE 3
                             CONDITIONS OF ISSUANCE

         SECTION 3.1 Conditions Precedent to Issuance of the Letter of Credit. The obligation of Lender to use commercially reasonable efforts to cause the Bank to issue one or more Letters of Credit is subject to the following conditions precedent:

                  (a) Fees Payable. Borrower has paid all fees that are required to be paid on or before the issuance of the Letter of Credit as specified under the Bank Agreements and has made all Deposits and paid all other sums that are otherwise required to be paid under this Agreement.

                  (b) No Default. No event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the giving of notice, the lapse of time, or both.

                  (c) New Developments. No material adverse change has occurred in Borrower's operations or condition since the date of Borrower's most recent audited financial statements except as disclosed in writing to and accepted in writing by Lender.


                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants and, upon each request for issuance of a Letter of Credit and upon each Draw, reaffirms each of the following:

         SECTION 4.1 Status. Borrower is a corporation duly formed and validly existing under the laws of the state of Delaware. Borrower has all requisite power and authority to own its properties and to conduct its business in all of the states in which it owns property and conducts business.

         SECTION 4.2 Authority. The execution, delivery and performance by Borrower of this Agreement and the Related Documents are within Borrower's power and authority, have been duly authorized by all necessary corporate action, and do not contravene (i) any provision of Borrower's Certificate of Incorporation or Bylaws, or (ii) any law, regulation, contract, agreement, or other restriction binding on or affecting Borrower, and (except as provided in, or contemplated by, this Agreement or the Related Documents) do not result in or require the creation of a lien, security interest or other charge or encumbrance upon or with respect to any of Borrower's properties.

         SECTION 4.3 Governmental Authorization. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution., delivery and performance by Borrower of this Agreement and the Related Documents to which it is a party, except as have been duly obtained or made (including filings and recordings with respect to the Related Documents) and are in full force and effect.

         SECTION 4.4 Binding Obligations. This Agreement and the Related Documents are legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by Bankruptcy, insolvency, reorganization, moratorium or other equitable principles or laws relating to or limiting a creditors' rights or contractual obligations generally.

         SECTION  4.5  No  Conflict.  There  is no  provision  of  any  existing
mortgage,  indenture,   undertaking  or  agreement  binding  upon  Borrower,  or
affecting its assets or properties, which would conflict with or in any way prevent the execution, delivery and full performance of this Agreement and the Related Documents, and the execution, delivery and performance of this Agreement and the Related Documents will not result in the breach of any provision of any such mortgage, indenture, undertaking or other agreement.

         SECTION 4.6 Knowledge of Borrower. There is no fact known to Borrower that materially and adversely affects, or in the future may materially and adversely affect, the business, property, assets or financial condition of Borrower.

         SECTION 4.7 Hazardous Waste. No hazardous substance is currently being used, generated, stored or disposed of on or in the Real Property or any Other Real Property except for chemicals and fuels stored or used in the ordinary course of Borrower's business in compliance with all laws (the "Permitted Substances"). All Permitted Substances are being used, generated, stored or disposed of in accordance with all local, state and federal laws governing the use, generation, storage and disposal of such chemicals and fuels. To the best of Borrower's knowledge, other than Permitted Substances, neither Borrower nor any other Person has ever caused or permitted any hazardous substance to be used, generated, stored or disposed of on or in any real property. To the best of Borrower's knowledge, neither Borrower nor any other Person has ever used any real property as a dump site, permanent storage site or transfer station for any hazardous substance. Borrower has not received any notice of, nor is Borrower aware of, any actual or alleged violation with respect to any real property of any federal, state or local statute, ordinance, rule, regulation or other law relating to hazardous substances. There is no action or proceeding pending before or appealable from any court, quasi-judicial body or administrative agency relating to any hazardous substances affecting or alleged to be affecting any real property owned, lease or otherwise used by Borrower.

         SECTION 4.8 Litigation. There are no actions, suits or proceedings pending or threatened against Borrower before any court, arbiter, governmental or administrative agency affecting any of Borrower's assets or properties which, if adversely determined, would have a material adverse effect on the business or financial condition of Borrower. Borrower is not in violation or default with respect to any applicable laws or regulations which materially affect the operation or financial condition of Borrower.

         SECTION 4.9 Ownership. Borrower is the record and beneficial owner of all of the Collateral, free and clear of all mortgages, deeds of trust, pledges, liens, security interests and other charges or encumbrances, except for the encumbrances described in Exhibit 4.9 (the "Permitted Encumbrances").

         SECTION 4.10 Taxes. Borrower has filed or caused to be filed all tax returns which are required to be filed by it and has paid all Taxes which have become due. Borrower knows of no proposed material tax assessment or lien against it or any of its properties. The charges, accruals and reserves on Borrower's books with respect to Taxes are adequate.

         SECTION 4.11 Offices. The chief executive office and principal place of business of Borrower and the office where Borrower keeps it records concerning the Collateral, is at the address set forth in Section 7.2 of this Agreement.

         SECTION 4.12 Accuracy. All information furnished or to be furnished by Borrower to Lender in connection with this Agreement, the Related Documents or any transaction contemplated by this Agreement or the Related Documents is or will be true and accurate in every material respect on the date such information is furnished or certified. No such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

         SECTION 4.13 Financial Statements. All balance sheets, statements of income and expenses, statements of changes in financial position and other financial information which have been or may in the future be furnished by or on behalf of Borrower to Lender in connection with this Agreement have been or will be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and each presents or will present fairly the financial condition of Borrower or other Persons covered and the results of operations for the periods covered.

         SECTION 4.14 Absence of Default. Borrower is not in default in the payment of any indebtedness to any Person or under any law or governmental regulation or court decree or order materially affecting any of its assets or properties or its business; nor is Borrower aware of any facts or circumstances which would give rise to any such default.

         SECTION 4.15 Compliance with OSHA and ERISA. Borrower is in compliance with the federal Occupational Safety and Health Administration and has not received notice of any noncompliance. The provisions of each of Borrower's pension, profit sharing or retirement plan which is covered by Title IV of the Retirement Income Security Act of 1974, as amended, (ERISA) and with respect to which Borrower is an "Employer" as defined in Section 3(5) of ERISA, comply in all material respects with all applicable requirements of ERISA. Borrower has not incurred any "accumulated funding deficiency" within the meaning of ERISA which is material and has not incurred any material liability to the Pension Benefit Guaranty Corporation in connection with any such pension, profit sharing or retirement plan.

         SECTION 4.19 Incorporation of Bank Agreements and other Related Documents. The Bank Agreements and the Related Documents are incorporated in this Agreement by this reference. Borrower hereby agrees to pay and perform all of Lender's obligations to Bank under the Bank Agreements and the Related Documents and to indemnify, defend and hold Lender harmless for all losses, claims, demands, liabilities, damages, actions, causes of actions paid or payable by Lender to Bank or to any other Person under the Bank Agreements and the Related Documents, as fully and completely as if Borrower were expressly named in the Bank Agreements and the Related Documents. Without limiting the preceding, all of the statements, representations, warranties and covenants made by Lender in the Bank Agreements and/or in the Related Documents shall be deemed to have been made by Borrower to Lender in this Agreement, and all such representations and warranties together with all other representations, warranties and covenants contained in this Agreement will survive the delivery of this Agreement, and any investigation or knowledge of Lender will not diminish its right to rely on such representations and warranties.


                                    ARTICLE 5
                              COVENANTS OF BORROWER

         SECTION 5.1 Affirmative Covenants. So long as there is any Letter of Credit outstanding or any Available Amount under the Commitment, or Lender has any obligations to Borrower under this Agreement or any of the Related Documents, or Borrower has any obligation to pay any amount to Lender under this Agreement or any of the Related Documents, Borrower covenants and agrees that:

                  (a) Performance of and Compliance with Other Covenants. Borrower will perform and comply, in all material respects, with each of the covenants that are set forth in this Agreement and in the Related Documents, as such covenants may be amended or supplemented in the future and will promptly pay the Reimbursement Obligations and any other Indebtedness when and as due.

                  (b) Preservation of Corporate Existence. Borrower will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties.

                  (c) Compliance with Laws. Borrower will comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority including environmental statutes, regulations and orders governing the use, generation, storage or disposal of hazardous substances.

                  (d) Maintain Properties. Borrower will maintain and preserve all properties necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted and will keep all of its properties free from all mechanic's, laborer's and materialmen's liens, except such as are actively being contested in good faith if (i) adequate bond has been obtained therefore; or (ii) an amount adequate to discharge such lien has been deposited in an escrow account pursuant to an escrow agreement satisfactory in form and substance to Lender; provided that in either case, no portion of the Collateral will be in danger of being sold, forfeited, interfered with or lost.

                  (e) Pay Taxes. Borrower will pay and discharge all Taxes imposed upon it or upon its income, profits or properties, prior to the date upon which penalties attach.

                  (f) Insurance. Borrower, at its expense, will maintain insurance on the Collateral and on all of its other assets and properties, real, personal and mixed, and will keep the Collateral and such other assets and property insured against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks for their full replacement value. Borrower will also keep and maintain business interruption insurance and public liability and property damage insurance relating to Borrower's operation of its business and the ownership and use of the Collateral and its other assets and properties. All such policies of insurance will be in such form, with such companies, and in such amounts as may be satisfactory to Lender. Borrower will deliver to Lender certified copes of such policies of insurance and evidence of the payments of all premiums for such insurance. All such policies of insurance (except public liability) will contain an endorsement in a form satisfactory to Lender showing Lender as a loss payee, with a waiver of warranties in form satisfactory to Lender, and all proceeds payable under such policies with respect to the Collateral will, at the option of Lender, be payable to Lender to be applied to the Reimbursement Obligations and the other Indebtedness. Borrower's public liability policies of insurance will name Lender as an additional insured. Borrower hereby irrevocably appoints Lender (and any of Lender's officer's employees or agents designated by Lender) as Borrower's attorney for the purpose of making, settling and adjusting claims with respect to the Collateral under such policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance with respect to the Collateral and for making all determinations and decisions with respect to such policies of insurance. Borrower will not cancel any such policies without Lender's prior written consent. Each insurer will agree by endorsement upon the policy or policies of insurance issued by it to Borrower, or by independent instruments furnished to Lender, that the insurer will give Lender at least 30 days' written notice before any such policy or policies of insurance will be altered or canceled, and that no act or default of Borrower, or any other Person, will affect the right of Lender to recover under such policy or policies of insurance.

                  (g) Notice. Borrower will immediately deliver to Lender copies of all notices Borrower is required and permitted to give to any party to any of the Related Documents and Borrower will immediately give notice to Lender of the occurrence of an Event of Default, any litigation, arbitration or governmental investigation or proceeding not previously disclosed by Borrower to Lender which is instituted by or against Borrower or with respect to any of its properties, which if adversely determined, might materially adversely affect the business or financial condition of Borrower or impair the ability of Borrower to perform its obligations under this Agreement or any of the Related Documents, any material adverse development which will occur in any litigation, arbitration or governmental investigation or proceeding previously disclosed by Borrower to Lender, any significant change in the management of Borrower, any termination, resignation, dismissal or other change of Borrower's independent public accountants or attorneys, and any other material change in the business or operations of Borrower.

                  (h) Inspection. Borrower will at any reasonable time permit Lender or any agent or representative of Lender to visit its premises and to examine and make copies of abstracts from the records and books of account of Borrower, and to discuss the affairs, finances and accounts of Borrower with Borrower's officers, directors, agents and employees.

                  (i) Further Assurances. Borrower will promptly and at all reasonable times, upon request by Lender, do all such further acts and things and execute such further documents as Lender may require to assure Lender of the preservation of its rights under this Agreement and the Related Documents.

                  (j) Records. Borrower will keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of Borrower.

                  (k) Use of Letters of Credit. Borrower will use the Letters of Credit only to purchase equipment and merchantable inventory in the ordinary course of its business consistent with its past practice and with respect to inventory, only of the types described in Exhibit 5.1 (k).

         SECTION 5.2 Negative Covenants. So long as there is any Letter of Credit outstanding or any Available Amount under the Commitment or Lender has any obligations to Borrower under this Agreement or any of the Related Documents, or Borrower has any obligation to pay any amount to Lender or Bank under this Agreement or any of the Related Documents, Borrower covenants and agrees that, without the prior written consent of Lender:

                  (a) Change of Name; Structure; Dissolution. Borrower will not change its name or in any way alter its corporate structure, liquidate, windup or dissolve or otherwise dispose of all or substantially all of its assets or consolidate or merge into one or more corporations or permit one or more corporations to consolidate with or merge into Borrower, acquire the capital stock of any Person, or amend its organizational documents without obtaining Lender's prior written consent, which may be conditioned, among other requirements, upon receipt by Lender of an opinion from Borrower's counsel that all actions necessary to protect the Collateral and Lender's interest in the Collateral have been taken.

                  (b) Liens. Except for the Permitted Encumbrances and the liens, encumbrances and security interests in favor of Lender, Borrower will not incur, assume or suffer to exist any lien upon or with respect to any of its assets, whether not owned or acquired at any time in the future, or assign any right to receive income, or to secure any indebtedness to any Person.

                  (c) Transfer Assets. Borrower will not sell, lease, transfer or otherwise dispose of any of its assets, except in the ordinary course of its business.

                  (d) Additional Indebtedness. Borrower will not incur, create, assume or permit to exist any indebtedness except (i) the Indebtedness and other indebtedness to Lender; (ii) indebtedness to financial institutions under credit accommodations existing as of the date of this Agreement; (iii) trade indebtedness incurred in the ordinary course of Borrower's business; (iv) purchase money indebtedness for the purchase of equipment; and (v) indebtedness that is by its terms expressly subordinated to the repayment in full of the Indebtedness in a manner acceptable to Lender.

                  (e) Guaranty Obligations. Borrower will not guaranty or otherwise become liable with respect to or provide any collateral for, the obligations of any third person.

                  (f) Loans. Borrower will not, either directly or indirectly, make any advance or loan except in the ordinary course of business as presently conducted, or make any loan or advance to any officer, director or shareholder.

                  (g)  Prepayments.   Borrower  will  not,  either  directly  or
indirectly, prepay any existing or future indebtedness owing to any third party, including indebtedness owing to employees, officers, directors or shareholders.

                  (h) Distributions and Dividends. Borrower will not, either directly or indirectly, make any distribution or declare or pay any cash or other dividends on, or purchase, acquire, redeem or retire any of its capital stock.

                  (i) Increase Salaries. Borrower will not, either directly or indirectly, increase the salaries of any of its shareholders, directors or officers by an amount that exceeds 105 percent of such shareholder's, director's or officer's salary during the immediately preceding fiscal year.

                  (j) Assignment. Borrower will not assign any of its rights or obligations under this Agreement or under the Related Documents; provided, however, nothing in this Agreement will in any way prevent Lender from selling or otherwise assigning all or any part of its interests under this Agreement or under the Related Documents to any other Person.


                                    ARTICLE 6
                                EVENTS OF DEFAULT

         SECTION 6.1 Events of Default. At the option of Lender, the occurrence of any of the following events is an Event of Default under this Agreement:

                  (a) Failure to Pay Amounts Due. Borrower fails to make a Deposit by the Deposit Deadline or otherwise fails to pay any amount payable under this Agreement or under any of the Related Documents on the date when due.

                  (b) Cross-Default. Any default under (i) any of the Related Documents, (ii) any other agreement with or undertaking on behalf of Lender;
(iii) any other debt instrument or other agreement to which Borrower is a party, that occurs and is continuing.

                  (c) Breach of Warranty. Any representation or warranty made by Borrower in or in connection with this Agreement or any of the Related Documents proves to have been incorrect in any material respect when made.

                  (d) Failure to Perform. Borrower fails to perform or observe any other term, covenant or agreement contained in this Agreement or any of the Related Documents to which it is a party.

                  (e) Invalidity of Agreement. Any material provision of this Agreement or the Related Documents at any time and for any reason ceases to be valid and binding on Borrower, or is declared to be null and void, or the validity or enforceability of such provision is contested by Borrower, or a proceeding is commenced by any governmental agency or authority having jurisdiction over Borrower that seeks to establish the invalidity or unenforceability of such provision, or Borrower denies that it has any or further liability or obligation under this Agreement.

                  (f) Invalidity of Security Interests. All or any portion of the security interests and/or liens created by any of this Agreement ceases, for any reason, to be valid and perfected first priority security interests in favor of Lender.

                  (g) Invalidity of Related Documents. Any Related Document, for any reason, ceases to be in full force and effect.

                  (h) Governmental Approvals. Any governmental approval, registration or filing with any governmental authority, now or in the future required in connection with the performance by Borrower of its obligations under this Agreement or under any of the Related Documents, is revoked, withdrawn or withheld, or fails to remain in full force and effect, except that Borrower will have 45 days after notice of any such event to take whatever action is necessary to obtain all necessary approvals, registrations and filings.

                  (i) Other Governmental Action. Any action is taken by any governmental authority that (a) in the sole opinion of Lender, deprives Borrower of any right, privilege or franchise required to operate its business, or substantially restrict the exercise of such right, privilege or franchise, (b) in the sole opinion of Lender, materially affects the likelihood of Borrower's full and timely performance of its obligations under this Agreement, and (c) is not revoked or rescinded within 45 days after it becomes effective.

                  (j) Change in Financial Statements. There is a material adverse change from the financial statements dated as of June 30, 1998.

                  (k) Act of Bankruptcy. Borrower becomes the subject of any debtor relief law, including a proceeding under Title 11 of the United States Code, and if such proceeding is an involuntary proceeding, it has not been dismissed or withdrawn within 30 days.

         SECTION 6.2 Consequences of Default. If any Event of Default occurs, Lender, in its sole discretion, may do any or all of the following:

                  (a) Reduce Commitment.  Reduce the amount of the Commitment.

                  (b) Terminate Bank Agreements. Terminate the Bank Agreements and/or cause the Bank to cease issuing Letters of Credit under the Bank Agreements.

                  (c) Acceleration. Declare all amounts payable under this Agreement and the Related Documents immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower.

                  (d) Assembly of Collateral. Require Borrower (and Borrower hereby agrees to comply with such request) to assemble the Collateral and make it available to Lender at such location as Lender may designate.

                  (e) Exercise Other Rights. Exercise any right and remedies available to Lender under any or all of the Related Documents, by law or at equity, and under any other agreement.

                                    ARTICLE 7
                                  MISCELLANEOUS

         SECTION 7.1 Amendments. This Agreement may not be amended orally. It may only be amended in writing. No waiver of any breach of this Agreement or any consent by Lender under this Agreement will be effective unless it is in writing and signed by Lender, and such amendments and any waivers or consents will be effective only in the specific instance and for the specific purpose for which they are given.

         SECTION 7.2 Notices. All notices and other communications required by or otherwise furnished in connection with this Agreement will be in writing and sent by receipted hand delivery (including Federal Express or other receipted courier service), telecopier or regular mail,

if to Borrower:   Imaging Technologies Corporation
                           11301 Via Frontera
                           San Diego, CA 92127
                           Attention:  Chris McKee
                           Telephone:  (619) 487-8944 x. 2012
                           Telecopier: (619) 613-1311

with a copy to:   Brobeck Phleger & Harrison LP
                           550 West C Street, Suite 1300
                           San Diego, CA 92101-3532
                           Attention:  John Cook
                           Telephone:  (619) 699-0236
                           Telecopier: (619) 234-3848

or, if to Lender: American Industries, Inc.
                           1750 NW Front Avenue, Suite 106
                           Portland, OR 97209
                           Attention:  Howard H. Hedinger
                           Telephone:  (503) 222-0060
                           Telecopier: (503) 222-0070

with a copy to:   Tonkon Torp LP
                           1600 Pioneer Tower
                           888 S.W. Fifth Avenue
                           Portland, OR 97204-2099
                           Attention:  Kenneth D. Stephens
                           Telephone:  (503) 802-2008
                           Telecopier: (503) 972-3708
or, if to Bank:            U.S. Bank National Association
                           111 S.W. Fifth Avenue, T-4
                           Portland, OR 97204
                           Attention:  Richard Ferguson
                           Telephone:  (503) 275-6354
                           Telecopier: (503) 275-5795

or, as to each party, at such other address as is may be designated by such party in a written notice to the other party. All such notices and communications will, when delivered or faxed, be effective when deposited with the courier or sent by facsimile, respectively, addressed as set forth above.

         SECTION 7.3 Waiver; Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Agreement will operate as a waiver of such right. The single or partial exercise of any right under this Agreement will not preclude any other or further exercise of such right or the exercise of any other right. The remedies set forth in this Agreement are cumulative with, and not exclusive of, any rights and remedies otherwise available to Lender.

         SECTION 7.4   Right of Set-off. [Deleted]

         SECTION 7.5 Indemnification. Borrower will indemnify and hold Lender harmless from and against any and all claims, damages, losses, liabilities, costs or expenses ("Claims") that Lender may incur or that may be claimed against Lender by any person or entity by reason of or in connection with the following:

                  (a) The execution, delivery or performance of this Agreement, any Related Document, or any transaction contemplated by this Agreement or any Related Document.

                  (b) The execution and delivery or transfer of, or payment or failure to make payment under, the Letters of Credit, including any Claims caused by Bank's willful misconduct or gross negligence including (i) Bank's determinations of whether a sight draft or certificate presented under a Letter of Credit complies with the terms of that Letter of Credit, or (ii) Bank's failure to make lawful payment under the Letter of Credit after the presentation to it of documents strictly complying with the terms and conditions of the Letter of Credit.

Nothing in this Section is intended to limit Borrower's obligations contained in
Article 2 of this Agreement. Without prejudice to the survival of any other obligation of Borrower under this Agreement, the indemnities and obligation of Borrower contained in this Section will survive payment in full, or satisfaction through foreclosure, of amounts payable pursuant to Article 2 of this Agreement and termination of the Letters of Credit.

         SECTION 7.6 Limitation of Liability of Lender. In addition, Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of a Letter of Credit or with respect to such parties' use of a Letter of Credit. Neither Lender nor any of its officers or directors will be liable or responsible for any one or more of the following:

                  (a) The use that may be made of the Letters of Credit or any acts or omissions of any beneficiary or transferee in connection with the Letters of Credit.

                  (b) The validity, sufficiency or genuineness of documents presented in connection with the Letters of Credit, or of any endorsement on such documents, even if the documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged.

                  (c) Payment by Bank against presentation of documents that do not strictly comply with the terms of the Letters of Credit, including failure of any documents to bear any reference or adequate reference to the Letters of Credit.

                  (d) Any other circumstances whatsoever in making or failing to make payment under the Letters of Credit, including as a result of (i) Bank's gross negligence or willful misconduct in determining whether documents presented under a Letter of Credit comply with the terms of that Letter of Credit, and (ii) Bank's willful failure to pay under a Letter of Credit after the presentation to it by a beneficiary in accordance with its terms) of documents strictly complying with the terms and conditions of the Letters of Credit. In furtherance and not in limitation of the preceding, Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

Without limiting the preceding, Borrower agrees not to assert against Lender any Claim in connection with Bank's performance of or its failure to perform, any of Bank's obligations under the Bank Agreements or any of the Related Documents or in connection with the termination of the Bank Agreements for any reason, including a default by Lender.

         SECTION 7.7 Costs, Expenses and Taxes. Borrower will immediately pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording and enforcement of or monitoring of compliance with this Agreement and the Related Documents, irrespective of whether any Letters of Credit are actually issued, including the reasonable fees and out-of-pocket expenses of Lender and of counsel to Lender with respect to such matters and with respect to advising Lender as to its rights and responsibilities under this Agreement and the Related Documents, and all costs and expenses (including counsel fees and expenses both at trial and on appeal) in connection with (a) the enforcement of this Agreement, the Related Documents, and such other documents that may be delivered in connection with this Agreement or the Related Documents, and (b) any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain Lender from paying any amount under the Letters of Credit. In addition, Borrower will pay any and all Taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the Related Documents, and such other documents and will hold Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such Taxes and fees.

         SECTION 7.8 Binding Effect. This Agreement will become effective when it is executed by Borrower and Lender, and will thereafter be binding upon and inure to the benefit of Borrower and Lender (and their respective successors and assigns), except that Borrower will not have the right to assign its rights under this Agreement or any interest in this Agreement without the prior written consent of Lender.

         SECTION 7.9 Consent to Jurisdiction. Borrower, at Lender's option, irrevocably submits to the non-exclusive jurisdiction of any court of the State of Oregon or the United States of America sitting in Multnomah County, Oregon, in any action or proceeding arising out of or relating to this Agreement or the Related Documents, and Borrower irrevocably agrees that all claims with respect to such action or proceeding may be heard and determined in any such court. Borrower also irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Borrower also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in Section 7.2 of this Agreement. Borrower agrees that a Final Judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section will affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against Borrower or its property in the courts of any other jurisdictions.

         SECTION 7.10 Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the state of Oregon.

         SECTION 7.11 Severability. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions of this Agreement or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         SECTION  7.12  Headings.   Section  and  subsection  headings  in  this
Agreement are included for convenience of reference only and will not constitute a part of this Agreement for any other purpose.

         SECTION 7.13 Complete Understanding. This Agreement contains the full and complete understanding with respect to the subjects contained in this Agreement and completely and fully supersedes all prior undertakings or agreements, both written and oral, between Borrower and Lender relating to issuance of the Letters of Credit. In connection therewith, Lender incorporates the following statutory notice:

         Under Oregon law, most agreements, promises and commitments made by us after October 3, 1989, concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower's residence must be in writing, express consideration and be signed by us to be enforceable.

         SECTION 7.14 Counterparts/Facsimile Delivery . This Agreement may be executed in any number of counterparts and by different parties, each of which when so executed will be deemed to be an original, and all of which when taken together will be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission will be effective as delivery of an original executed counterpart of this Agreement.


BORROWER:                               IMAGING TECHNOLOGIES CORPORATION



                                        By:___________________________________
                                        Its:___________________________________




LENDER:                                 AMERICAN INDUSTRIES, INC.




                                        By:___________________________________
                                        Its:___________________________________

                                   EXHIBIT A-1
                       Form of Commercial Letter of Credit